EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302(A)
OF THE SARBANES-OXLEY ACT OF 2002

I, Carl G. Verboncoeur, certify that:

1.     I have reviewed the Annual Report on Form 10-K for the fiscal year ended October 31, 2007 of CurrencySharesSM Australian Dollar Trust;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.     The other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

    (a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    (b)        Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    (c)        Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.     The other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and PADCO Advisors II, Inc.‘s auditors and the board of directors of PADCO Advisors II, Inc. and the board of directors of Rydex Fund Services, Inc. and the audit committee of Rydex Specialized Products LLC’s board of managers (or persons performing equivalent functions):

    (a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

    (b)        Any fraud, whether or not material, that involves persons who have a significant role in the registrant’s internal control over financial reporting.

Date: January 25, 2008

/s/ Carl G. Verboncoeur
Carl G. Verboncoeur
Chief Executive Officer
(principal executive officer)

EXHIBIT 31.2

CERTIFICATION PURSUANT TO SECTION 302(A)OF
THE SARBANES-OXLEY ACT OF 2002

I, Nick Bonos, certify that:

1.     I have reviewed the Annual Report on Form 10-K for the fiscal year ended October 31, 2007 of CurrencySharesSM Australian Dollar Trust;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.     The other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

    (a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    (b)        Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    (c)        Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.     The other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and PADCO Advisors II, Inc.‘s auditors and the board of directors of PADCO Advisors II, Inc. and the board of directors of Rydex Fund Services, Inc. and the audit committee of Rydex Specialized Products LLC’s board of managers (or persons performing equivalent functions):

    (a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

    (b)        Any fraud, whether or not material, that involves persons who have a significant role in the registrant’s internal control over financial reporting.

Date: January 25, 2008

/s/ Nick Bonos
Nick Bonos
Chief Financial Officer
(principal financial officer)

EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CurrencySharesSM Australian Dollar Trust (the “Trust”) on Form 10-K for the fiscal year ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl G. Verboncoeur, Chief Executive Officer of Rydex Specialized Products LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: January 25, 2008

/s/ Carl G. Verboncoeur
Carl G. Verboncoeur*
Chief Executive Officer
(principal executive officer)

* The Registrant is a trust and Carl G. Verboncoeur is signing in his capacity as the principal executive officer of Rydex Specialized Products LLC, the Sponsor of the Registrant.

EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CurrencySharesSM Australian Dollar Trust (the “Trust”) on Form 10-K for the fiscal year ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nick Bonos, Chief Financial Officer of Rydex Specialized Products LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: January 25, 2008

/s/ Nick Bonos
Nick Bonos*
Chief Financial Officer
(principal financial officer)

* The Registrant is a trust and Nick Bonos is signing in his capacity as the principal financial officer of Rydex Specialized Products LLC, the Sponsor of the Registrant.